Exhibit 99(a)

For additional information contact:	Andrew Moreau 501-905-7962
Director - Corporate Communications
andrew.moreau@alltel.com

Rob Clancy 501-905-8991
Vice President - Investor Relations
rob.clancy@alltel.com

Release Date:	Oct. 23, 2003

ALLTEL reports solid third-quarter results

LITTLE ROCK, Ark. - ALLTEL today announced that the company achieved solid results in the third quarter. Fully diluted earnings per share was 78 cents, even with 2 cents per share of additional expense related to a strike in Kentucky that ended Oct. 1.

Among the highlights for the third quarter:

  Total revenues were $2 billion, a 10 percent increase from a year ago.  Net income was $243 million.

  Wireless revenues were $1.2 billion, a 13 percent increase from a year ago. Wireless average revenue per customer was $49.10, a 3 percent increase from a year ago and the highest level in three years.

  Wireline revenues were $605 million, a 5 percent increase from a year ago. ALLTEL added 25,000 DSL customers, reaching 7 percent of addressable lines and achieving the best quarterly DSL gain in company history.

  Equity free cash flow from current businesses was $264 million, a 42 percent increase from a year ago. Net cash from operations was $640 million, a 1 percent increase from a year ago.

"ALLTEL delivered solid revenue growth driven by strong performance in our wireless business," said Scott Ford, ALLTEL president and chief executive officer. "We continue to sell profitable national rate plans, which accounted for 42 percent of our gross adds in the quarter. DSL growth in the wireline business remains strong and is generating solid revenue gains."

During the quarter, the company signed a new three-year collective bargaining agreement that was ratified Oct. 1 by ALLTEL employees in Kentucky represented by the Communications Workers of America. The contract gives ALLTEL the flexibility needed to manage the Kentucky wireline operations successfully.

ALLTEL is a customer-focused communications company with more than 12 million customers and nearly $8 billion in annual revenues. ALLTEL provides wireless, local telephone, long-distance, Internet and high-speed data services to residential and business customers in 26 states.

The third-quarter financial statements do not reflect the adoption of SFAS 150 because ALLTEL learned today that the Financial Accounting Standards Board is reconsidering the applicability of SFAS 150 to minority interests in limited life partnerships.

ALLTEL claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions and are not guarantees of future events and results. Actual future events and results may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Representative examples of these factors include (without limitation) adverse changes in economic conditions in the markets served by ALLTEL; the extent, timing, and overall effects of competition in the communications business; material changes in the communications industry generally that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; material changes in communications technology; the risks associated with the integration of acquired businesses; adverse changes in the terms and conditions of the company's wireless roaming agreements; the potential for adverse changes in the ratings given to ALLTEL's debt securities by nationally accredited ratings organizations; the availability and cost of financing in the corporate debt markets; the uncertainties related to ALLTEL's strategic investments; the effects of work stoppages; the effects of litigation; ongoing deregulation (and the resulting likelihood of significantly increased price and product/service competition) in the communications business as a result of federal and state legislation, rules, and regulations; the final outcome of federal, state, and local regulatory initiatives and proceedings related to the terms and conditions of interconnection, access charges, universal service, and unbundled network elements and resale rates; and the effects of the Federal Communications Commission's number portability rules. In addition to these factors, actual future performance, outcomes and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes.

-end-

ALLTEL, NYSE: AT

www.alltel.com

ALLTEL CORPORATION

CONSOLIDATED HIGHLIGHTS

BUSINESS SEGMENTS AND OTHER CONSOLIDATED FINANCIAL INFORMATION UNDER GAAP

(Dollars in thousands, except per share amounts)

		THREE MONTHS ENDED				NINE MONTHS ENDED

		September 30,	September 30,	Increase (Decrease)		September 30,	September 30,	Increase (Decrease)
		2003	2002	Amount	%	2003	2002	Amount	%

	REVENUES AND SALES:
	Wireless	$1,233,232	$1,093,968	$139,264	13	$3,536,467	$3,040,822	$495,645	16
	Wireline	605,195	575,688	29,507	5	1,820,295	1,571,946	248,349	16
	Communications support services	243,963	238,996	4,967	2	711,922	690,756	21,166	3
	Total business segments	2,082,390	1,908,652	173,738	9	6,068,684	5,303,524	765,160	14
	Less: intercompany eliminations	32,206	40,966	(8,760)	(21)	102,450	113,913	(11,463)	(10)
	Total revenues and sales	$2,050,184	$1,867,686	$182,498	10	$5,966,234	$5,189,611	$776,623	15

	SEGMENT INCOME:
	Wireless	$268,415	$256,836	$11,579	5	$766,393	$701,356	$65,037	9
	Wireline	207,429	208,762	(1,333)	(1)	647,043	569,303	77,740	14
	Communications support services	20,343	22,475	(2,132)	(9)	58,794	62,294	(3,500)	(6)
	Total segment income	496,187	488,073	8,114	2	1,472,230	1,332,953	139,277	10
Less:	corporate expenses	9,424	8,635	789	9	29,308	25,726	3,582	14
	Integration expenses and other charges	—	20,539	(20,539)	(100)	18,979	72,409	(53,430)	(74)
	Total operating income	$486,763	$458,899	$27,864	6	$1,423,943	$1,234,818	$189,125	15

	OPERATING MARGIN (A):
	Wireless	21.8%	23.5%	(1.7)%	(7)	21.7%	23.1%	(1.4)%	(6)
	Wireline	34.3%	36.3%	(2.0)%	(6)	35.5%	36.2%	(.7)%	(2)
	Communications support services	8.3%	9.4%	(1.1)%	(12)	8.3%	9.0%	(.7)%	(8)
	Consolidated	23.7%	24.6%	(.9)%	(4)	23.9%	23.8%	.1%	—

	NET INCOME (B)	$242,763	$237,763	$5,000	2	$1,071,184	$667,737	$403,447	60
	EARNINGS PER SHARE: (B)
	Basic	$.78	$.76	$.02	3	$3.44	$2.15	$1.29	60
	Diluted	$.78	$.76	$.02	3	$3.43	$2.14	$1.29	60

	Weighted average common shares:
	Basic (in thousands)	311,978	311,022	956	—	311,574	310,931	643	—
	Fully diluted (in thousands)	312,949	312,020	929	—	312,603	312,332	271	—
	Annual dividend rate per common share	$1.40	$1.36	$.04	3	$1.40	$1.36	$.04	3

(A) Operating margin is calculated by dividing segment income by the corresponding amount of segment revenues and sales.

(B) The Company's GAAP reported results of operations for the three and nine months ended September 30, 2003 do not include the effects of the adoption of SFAS 150 "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". See further discussion regarding the potential impact of this accounting issue in the Company's Form 8-K.

ALLTEL CORPORATION

CONSOLIDATED STATEMENTS OF INCOME UNDER GAAP

(Dollars in thousands, except per share amounts)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	September 30,	September 30,	September 30,	September 30,
	2003	2002	2003	2002
Revenues and sales:
Service revenues	$1,836,059	$1,691,248	$5,350,041	$4,694,461
Product sales	214,125	176,438	616,193	495,150
Total revenues and sales	2,050,184	1,867,686	5,966,234	5,189,611
Costs and expenses:
Cost of services	575,505	532,593	1,644,258	1,473,219
Cost of products sold	272,344	224,305	781,410	657,401
Selling, general, administrative and other	403,389	345,442	1,171,226	960,593
Depreciation and amortization	312,183	285,908	926,418	791,171
Integration expenses and other charges	—	20,539	18,979	72,409
Total costs and expenses	1,563,421	1,408,787	4,542,291	3,954,793

Operating income	486,763	458,899	1,423,943	1,234,818

Equity earnings in unconsolidated partnerships	13,778	20,131	47,972	42,516
Minority interest in consolidated partnerships	(22,287)	(21,027)	(61,511)	(54,729)
Other income (expense), net	3,391	(842)	7,472	5,931
Interest expense	(91,164)	(107,529)	(287,746)	(245,909)
Gain (loss) on disposal of assets, write-down of investments and other	—	(4,792)	(13,066)	(18,531)
Income from continuing operations before income taxes	390,481	344,840	1,117,064	964,096
Income taxes	147,718	127,024	422,470	359,331

Income from continuing operations	242,763	217,816	694,594	604,765

Discontinued operations:
Income from discontinued operations (net of income taxes)	—	19,947	37,072	62,972
Gain on sale of discontinued operations (net of income taxes)	—	—	323,927	—

Income before cumulative effect of accounting change	242,763	237,763	1,055,593	667,737
Cumulative effect of accounting change (net of income taxes) (A)	—	—	15,591	—

Net income (A)	242,763	237,763	1,071,184	667,737
Preferred dividends	28	31	84	96
Net income applicable to common shares	$242,735	$237,732	$1,071,100	$667,641

Basic earnings per share: (A)
Income from continuing operations	$.78	$.70	$2.23	$1.95
Income from discontinued operations	—	.06	1.16	.20
Cumulative effect of accounting change	—	—	.05	—
Net income	$.78	$.76	$3.44	$2.15

Diluted earnings per share: (A)
Income from continuing operations	$.78	$.70	$2.23	$1.94
Income from discontinued operations	—	.06	1.15	.20
Cumulative effect of accounting change	—	—	.05	—
Net income	$.78	$.76	$3.43	$2.14

(A) The Company's GAAP reported results of operations for the three and nine months ended September 30, 2003 do not include the effects of the adoption of SFAS 150 "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". See further discussion regarding the potential impact of this accounting issue in the Company's Form 8-K.

ALLTEL CORPORATION

CONSOLIDATED RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

(Dollars in thousands, except per share amounts)

	(NON-GAAP)				(NON-GAAP)
	THREE MONTHS ENDED				NINE MONTHS ENDED
			Increase				Increase
	September 30,	September 30,	(Decrease)		September 30,	September 30,	(Decrease)
	2003	2002	Amount	%	2003	2002	Amount	%

REVENUES AND SALES:
Wireless	$1,233,232	$1,093,968	$139,264	13	$3,536,467	$3,040,822	$495,645	16
Wireline	605,195	575,688	29,507	5	1,820,295	1,571,946	248,349	16
Communications support services	243,963	238,996	4,967	2	711,922	690,756	21,166	3
Total business segments	2,082,390	1,908,652	173,738	9	6,068,684	5,303,524	765,160	14
Less: intercompany eliminations	32,206	40,966	(8,760)	(21)	102,450	113,913	(11,463)	(10)
Total revenues and sales	$2,050,184	$1,867,686	$182,498	10	$5,966,234	$5,189,611	$776,623	15

SEGMENT INCOME:
Wireless	$268,415	$256,836	$11,579	5	$766,393	$704,456	$61,937	9
Wireline	207,429	208,762	(1,333)	(1)	647,043	580,203	66,840	12
Communications support services	20,343	22,475	(2,132)	(9)	58,794	62,294	(3,500)	(6)
Total segment income	496,187	488,073	8,114	2	1,472,230	1,346,953	125,277	9
Less: corporate expenses	9,424	8,635	789	9	29,308	25,726	3,582	14
Total operating income	$486,763	$479,438	$7,325	2	$1,442,922	$1,321,227	$121,695	9

OPERATING MARGIN (A):
Wireless	21.8%	23.5%	(1.7)%	(7)	21.7%	23.2%	(1.5)%	(6)
Wireline	34.3%	36.3%	(2.0)%	(6)	35.5%	36.9%	(1.4)%	(4)
Communications support services	8.3%	9.4%	(1.1)%	(12)	8.3%	9.0%	(.7)%	(8)
Consolidated	23.7%	25.7%	(2.0)%	(8)	24.2%	25.5%	(1.3)%	(5)

NET INCOME	$242,763	$241,219	$1,544	1	$714,401	$685,054	$29,347	4
EARNINGS PER SHARE:
Basic	$.78	$.78	—	—	$2.29	$2.20	$.09	4
Diluted	$.78	$.77	$.01	1	$2.29	$2.19	$.10	5

(A) Operating margin is calculated by dividing segment income by the corresponding amount of segment revenues and sales.

Current businesses excludes the effects of discontinued operations, early termination of debt, integration expenses and other charges, gain (loss) on disposal of assets, write-down of investments and receivables, and net financing costs related to prefunding the Company's 2002 wireless and wireline acquisitions.

ALLTEL CORPORATION

RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

for the three months ended September 30, 2003

(Dollars in thousands, except per share amounts)

							Corporate
	Results of	Items	Results of	Segment Information from Current Businesses			Operations
	Operations	Excluded from	Operations			Communications	and
	Under	Current	from Current			Support	Intercompany
	GAAP (M)	Businesses	Businesses	Wireless	Wireline	Services	Eliminations

Revenues and sales:
Service revenues	$1,836,059	$—	$1,836,059	$1,163,786	$595,319	$108,808	$(31,854)
Product sales	214,125	—	214,125	69,446	9,876	135,155	(352)
Total revenues and sales	2,050,184	—	2,050,184	1,233,232	605,195	243,963	(32,206)
Costs and expenses:
Cost of services	575,505	—	575,505	335,569	195,702	75,299	(31,065)
Cost of products sold	272,344	—	272,344	141,712	7,375	123,596	(339)
Selling, general, administrative and other	403,389	—	403,389	318,537	63,455	15,882	5,515
Depreciation and amortization	312,183	—	312,183	168,999	131,234	8,843	3,107
Integration expenses and other charges	—	—	—	—	—	—	—
Total costs and expenses	1,563,421	—	1,563,421	964,817	397,766	223,620	(22,782)

Operating income	486,763	—	486,763	$268,415	$207,429	$20,343	$(9,424)

Equity earnings in unconsolidated partnerships	13,778	—	13,778
Minority interest in consolidated partnerships	(22,287)	—	(22,287)
Other income, net	3,391	—	3,391
Interest expense	(91,164)	—	(91,164)
Gain (loss) on disposal of assets, write-down of investments and other	—	—	—

Income from continuing operations before income taxes	390,481	—	390,481
Income taxes	147,718	—	147,718

Income from continuing operations	242,763	—	242,763

Discontinued operations:
Income from discontinued operations (net of income taxes)	—	—	—
Gain on sale of discontinued operations (net of income taxes)	—	—	—

Income before cumulative effect of accounting change	242,763	—	242,763
Cumulative effect of accounting change (net of income taxes)	—	—	—

Net income	242,763	—	242,763
Preferred dividends	28	—	28
Net income applicable to common shares	$242,735	$—	$242,735

Basic earnings per share:
Income from continuing operations	$.78	$—	$.78
Income from discontinued operations	—	—	—
Cumulative effect of accounting change	—	—	—
Net income	$.78	$—	$.78

Diluted earnings per share:
Income from continuing operations	$.78	$—	$.78
Income from discontinued operations	—	—	—
Cumulative effect of accounting change	—	—	—
Net income	$.78	$—	$.78

See notes on pages 8 and 9 for a description of the line items marked (A) - (M).

ALLTEL CORPORATION

RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

for the three months ended September 30, 2002

(Dollars in thousands, except per share amounts)

								Corporate
	Results of	Items		Results of	Segment Information from Current Businesses			Operations
	Operations	Excluded from		Operations			Communications	and
	Under	Current		from Current			Support	Intercompany
	GAAP	Businesses		Businesses	Wireless	Wireline	Services	Eliminations

Revenues and sales:
Service revenues	$1,691,248	$—		$1,691,248	$1,053,170	$566,536	$111,672	$(40,130)
Product sales	176,438	—		176,438	40,798	9,152	127,324	(836)
Total revenues and sales	1,867,686	—		1,867,686	1,093,968	575,688	238,996	(40,966)
Costs and expenses:
Cost of services	532,593	—		532,593	328,026	171,211	72,738	(39,382)
Cost of products sold	224,305	—		224,305	102,499	6,458	116,237	(889)
Selling, general, administrative and other	345,442	—		345,442	257,219	65,868	17,924	4,431
Depreciation and amortization	285,908	—		285,908	149,388	123,389	9,622	3,509
Integration expenses and other charges	20,539	(20,539	)(C)	—	—	—	—	—
Total costs and expenses	1,408,787	(20,539)		1,388,248	837,132	366,926	216,521	(32,331)

Operating income	458,899	20,539		479,438	$256,836	$208,762	$22,475	$(8,635)

Equity earnings in unconsolidated partnerships	20,131	—		20,131
Minority interest in consolidated partnerships	(21,027)	—		(21,027)
Other income (expense), net	(842)	(3,909	)(D)	(4,751)
Interest expense	(107,529)	17,146	(E)	(90,383)
Gain (loss) on disposal of assets, write-down of investments and other	(4,792)	4,792	(F)	—

Income from continuing operations before income taxes	344,840	38,568		383,408
Income taxes	127,024	15,165	(J)	142,189

Income from continuing operations	217,816	23,403		241,219

Discontinued operations:
Income from discontinued operations (net of income taxes)	19,947	(19,947	)(K)	—
Gain on sale of discontinued operations (net of income taxes)	—	—		—

Income before cumulative effect of accounting change	237,763	3,456		241,219
Cumulative effect of accounting change (net of income taxes)	—	—		—

Net income	237,763	3,456		241,219
Preferred dividends	31	—		31
Net income applicable to common shares	$237,732	$3,456		$241,188

Basic earnings per share:
Income from continuing operations	$.70	$.08		$.78
Income from discontinued operations	.06	(.06)		—
Cumulative effect of accounting change	—	—		—
Net income	$.76	$.02		$.78

Diluted earnings per share:
Income from continuing operations	$.70	$.07		$.77
Income from discontinued operations	.06	(.06)		—
Cumulative effect of accounting change	—	—		—
Net income	$.76	$.01		$.77

See notes on pages 8 and 9 for a description of the line items marked (A) - (M).

ALLTEL CORPORATION

RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

for the nine months ended September 30, 2003

(Dollars in thousands, except per share amounts)

								Corporate Operations and
	Results of Operations	Items		Results of Operations	Segment Information from Current Businesses
		Excluded from					Communications
	Under	Current		from Current			Support	Intercompany
	GAAP (M)	Businesses		Businesses	Wireless	Wireline	Services	Eliminations

Revenues and sales:
Service revenues	$5,350,041	$—		$5,350,041	$3,338,438	$1,789,960	$323,073	$(101,430)
Product sales	616,193	—		616,193	198,029	30,335	388,849	(1,020)
Total revenues and sales	5,966,234	—		5,966,234	3,536,467	1,820,295	711,922	(102,450)
Costs and expenses:
Cost of services	1,644,258	—		1,644,258	959,991	563,314	220,050	(99,097)
Cost of products sold	781,410	—		781,410	405,405	21,636	355,368	(999)
Selling, general, administrative and other	1,171,226	—		1,171,226	909,146	193,858	50,695	17,527
Depreciation and amortization	926,418	—		926,418	495,532	394,444	27,015	9,427
Integration expenses and other charges	18,979	(18,979	)(A)	—	—	—	—	—
Total costs and expenses	4,542,291	(18,979)		4,523,312	2,770,074	1,173,252	653,128	(73,142)

Operating income	1,423,943	18,979		1,442,922	$766,393	$647,043	$58,794	$(29,308)

Equity earnings in unconsolidated partnerships	47,972	—		47,972
Minority interest in consolidated partnerships	(61,511)	—		(61,511)
Other income, net	7,472	—		7,472
Interest expense	(287,746)	—		(287,746)
Gain (loss) on disposal of assets, write-down of investments and other	(13,066)	13,066	(B)	—

Income from continuing operations before income taxes	1,117,064	32,045		1,149,109
Income taxes	422,470	12,238	(J)	434,708

Income from continuing operations	694,594	19,807		714,401

Discontinued operations:
Income from discontinued operations (net of income taxes)	37,072	(37,072	)(K)	—
Gain on sale of discontinued operations (net of income taxes)	323,927	(323,927	)(K)	—

Income before cumulative effect of accounting change	1,055,593	(341,192)		714,401
Cumulative effect of accounting change (net of income taxes)	15,591	(15,591	)(L)	—

Net income	1,071,184	(356,783)		714,401
Preferred dividends	84	—		84
Net income applicable to common shares	$1,071,100	$(356,783)		$714,317

Basic earnings per share:
Income from continuing operations	$2.23	$.06		$2.29
Income from discontinued operations	1.16	(1.16)		—
Cumulative effect of accounting change	.05	(.05)		—
Net income	$3.44	$(1.15)		$2.29

Diluted earnings per share:
Income from continuing operations	$2.23	$.06		$2.29
Income from discontinued operations	1.15	(1.15)		—
Cumulative effect of accounting change	.05	(.05)		—
Net income	$3.43	$(1.14)		$2.29

See notes on pages 8 and 9 for a description of the line items marked (A) - (M).

ALLTEL CORPORATION

RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

for the nine months ended September 30, 2002

(Dollars in thousands, except per share amounts)

					Segment Information from Current Businesses			Corporate
	Results of Operations	Items Excluded from		Results of Operations			Communications	Operations and
	Under	Current		from Current			Support	Intercompany
	GAAP	Businesses		Businesses	Wireless	Wireline	Services	Eliminations

Revenues and sales:
Service revenues	$4,694,461	$—		$4,694,461	$2,933,459	$1,547,208	$325,241	$(111,447)
Product sales	495,150	—		495,150	107,363	24,738	365,515	(2,466)
Total revenues and sales	5,189,611	—		5,189,611	3,040,822	1,571,946	690,756	(113,913)
Costs and expenses:
Cost of services	1,473,219	(14,000	)(G)	1,459,219	890,245	458,605	219,574	(109,205)
Cost of products sold	657,401	—		657,401	315,878	17,439	326,642	(2,558)
Selling, general, administrative and other	960,593	—		960,593	712,074	181,898	54,135	12,486
Depreciation and amortization	791,171	—		791,171	418,169	333,801	28,111	11,090
Integration expenses and other charges	72,409	(72,409	)(C)(H)	—	—	—	—	—
Total costs and expenses	3,954,793	(86,409)		3,868,384	2,336,366	991,743	628,462	(88,187)

Operating income	1,234,818	86,409		1,321,227	$704,456	$580,203	$62,294	$(25,726)

Equity earnings in unconsolidated partnerships	42,516	—		42,516
Minority interest in consolidated partnerships	(54,729)	—		(54,729)
Other income (expense), net	5,931	(8,200	)(D)	(2,269)
Interest expense	(245,909)	34,959	(E)	(210,950)
Gain (loss) on disposal of assets, write - down of investments and other	(18,531)	18,531	(F)(I)	—

Income from continuing operations before income taxes	964,096	131,699		1,095,795
Income taxes	359,331	51,410	(J)	410,741

Income from continuing operations	604,765	80,289		685,054

Discontinued operations:
Income from discontinued operations (net of income taxes)	62,972	(62,972	)(K)	—
Gain on sale of discontinued operations (net of income taxes)	—	—		—

Income before cumulative effect of accounting change	667,737	17,317		685,054
Cumulative effect of accounting change (net of income taxes)	—	—		—

Net income	667,737	17,317		685,054
Preferred dividends	96	—		96
Net income applicable to common shares	$667,641	$17,317		$684,958

Basic earnings per share:
Income from continuing operations	$1.95	$.25		$2.20
Income from discontinued operations	.20	(.20)		—
Cumulative effect of accounting change	—	—		—
Net income	$2.15	$.05		$2.20

Diluted earnings per share:
Income from continuing operations	$1.94	$.25		$2.19
Income from discontinued operations	.20	(.20)		—
Cumulative effect of accounting change	—	—		—
Net income	$2.14	$.05		$2.19

See notes on pages 8 and 9 for a description of the line items marked (A) - (M).

ALLTEL CORPORATION

NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

As disclosed in the Company's Form 8-K filed on October 23, 2003, ALLTEL has presented in this earnings release results of operations from current businesses which exclude the following items: the effects of discontinued operations, early termination of debt, integration expenses and other charges, gain (loss) on disposal of assets, write-down of investments and receivables and the net financing costs related to prefunding the Company's 2002 acquisitions of wireless properties from CenturyTel, Inc. (“CenturyTel”) and wireline properties in Kentucky from Verizon Communications, Inc. (“Verizon”).  ALLTEL's purpose for excluding items from the current business measures is to focus on ALLTEL's true earnings capacity associated with providing telecommunication services.  Management believes the items excluded from the current business measures are related to strategic activities or other events, specific to the time and opportunity available, and, accordingly, should be excluded when evaluating the trends of the Company's operations.

ALLTEL believes that presenting the current business measures assists investors in assessing the true business performance of the Company by clarifying for investors the effects that certain items such as asset sales, restructuring expenses and other business consolidation costs arising from past acquisition and restructuring activities had on the Company's GAAP consolidated results of operations.  The Company uses results from current businesses as management's primary measure of the performance of its business segments.  ALLTEL management, including the chief operating decision-maker, uses the current business measures consistently for all purposes, including internal reporting purposes, the evaluation of business objectives, opportunities and performance and the determination of management compensation.

As the Company evaluates segment performance based on segment income, which is computed as revenues and sales less operating expenses, the integration expenses and other charges, gain (loss) on disposal of assets, write-down of investments and debt prepayment penalties have not been allocated to the business segments.  In addition, none of the non-operating items such as equity earnings in unconsolidated partnerships, minority interest expense, other income, net, interest expense and income taxes have been allocated to the segments

(A)

These charges included severance and employee benefit costs of $8.5 million related to a planned workforce reduction, primarily resulting from the closing of certain call center locations.  The Company also recorded a $2.7 million reduction in the liabilities associated with various restructuring activities initiated prior to 2003, primarily resulting from differences between estimated and actual severance costs paid in completing the previous planned workforce reductions.  ALLTEL also wrote off $13.2 million of certain capitalized software development costs that had no alternative future use or functionality.

(B)

ALLTEL recorded pretax write-downs totaling $6.0 million to reflect other-than-temporary declines in the fair value of certain investments in unconsolidated limited partnerships.  In addition, the Company retired, prior to its stated maturity dates, $249.1 million of long-term debt, representing all of the long-term debt outstanding under the Rural Utilities Services, Rural Telephone Bank and Federal Financing Bank programs.  In connection with the early retirement of the debt, the Company incurred pretax termination fees of $7.1 million.

(C)

The Company recorded a restructuring charge of $4.1 million consisting of severance and employee benefit costs related to a planned workforce reduction and lease termination costs primarily related to the closing of seven product distribution centers. The Company also incurred $16.4 million of expenses related to its acquisitions completed on August 1, 2002 of wireless properties from CenturyTel and wireline properties in Kentucky from Verizon.  These expenses included internal payroll and employee benefit costs, contracted services, branding and other computer programming costs incurred in connection with expanding ALLTEL's customer service and operations support functions to handle increased customer volumes resulting from the acquisitions and to convert Verizon's customer billing and operations support systems to ALLTEL's internal systems.

(D)

Represents additional interest income earned due to investing proceeds received from ALLTEL's equity unit and long-term debt offerings.  These security offerings were issued to prefund the Company's 2002 acquisitions of wireless properties from CenturyTel and wireline properties in Kentucky from Verizon discussed in Note C.

ALLTEL CORPORATION

NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

(E)

Represents additional interest expense incurred due to the issuance of ALLTEL's equity unit and long-term debt offerings to prefund the Company's 2002 wireless and wireline acquisitions discussed in Note C.

(F)

Represents a pretax adjustment of $4.8 million to reduce the gain recognized by ALLTEL from the dissolution of a wireless partnership with BellSouth Mobility, Inc.  The gain associated with this transaction was initially recorded by ALLTEL in 2001.

(G)

Represents additional bad debt expense recorded by the Company due to the bankruptcy filing of an interexchange carrier.  Of the total, $3.1 million of the write-down related to the wireless segment and $10.9 million related to the wireline segment.

(H)

These charges included $32.4 million incurred by the Company in connection with the restructuring of the Company’s competitive local exchange carrier (“CLEC”) and retail store operations. The restructuring charges included severance and employee benefit costs of $13.4 million related to a planned workforce reduction, $12.4 million of costs associated with terminating certain CLEC transport agreements and lease termination fees incurred with the closing of certain retail and call center locations. In exiting the CLEC operations, the Company also incurred $2.2 million of costs to disconnect and remove switching and other transmission equipment from central office facilities and expenses to notify and migrate customers to other service providers.  ALLTEL also wrote off $4.4 million of certain capitalized software development costs that had no alternative future use or functionality.  The Company also recorded a $7.1 million write-down in the carrying value of certain cell site equipment, and incurred $12.4 million of expenses related to ALLTEL’s acquisition completed on August 1, 2002 of wireline properties from Verizon in Kentucky, as discussed in Note C above.

(I)	Represents a $13.7 million write-down recorded by ALLTEL to reflect the other-than-temporary declines in the fair value of two equity investments.

(J)	Tax related effects of the items discussed in Notes A — I above.

(K)

Eliminates the effects of discontinued operations, including the gain realized upon the sale of such operations.  On April 1, 2003, ALLTEL completed the sale of the financial services division of its information services subsidiary, ALLTEL Information Services, Inc., to Fidelity National Financial Inc. (“Fidelity National”), for $1.05 billion, payable in the form of $775.0 million in cash and $275.0 million in Fidelity National common stock.  As part of this transaction, Fidelity National acquired ALLTEL’s mortgage servicing, retail and wholesale banking and commercial lending operations, as well as the community/regional bank division.

(L)

Represents the cumulative effect of the change in accounting resulting from the Company’s adoption of Statement of Financial Accounting Standards (“SFAS”) No. 143, “Accounting for Asset Retirement Obligations”.  In accordance with federal and state regulations, depreciation expense for ALLTEL’s wireline operations historically included an additional provision for cost of removal.  For ALLTEL’s wireline operations in Kentucky and Nebraska not subject to SFAS No. 71, “Accounting for the Effects of Certain Types of Regulation”, effective with the adoption of SFAS No. 143, the Company ceased recognition of the cost of removal provision in depreciation expense and eliminated the cumulative cost of removal included in accumulated depreciation because it did not meet the recognition and measurement principles of an asset retirement obligation under SFAS No. 143.  As a result of a Federal Communications Commission ruling, ALLTEL will continue to record a regulatory liability for cost of removal for its wireline subsidiaries that follow the accounting prescribed by SFAS No. 71.

(M)

The Company's GAAP reported results of operations for the three and nine months ended September 30, 2003 do not include the effects of the adoption of SFAS 150 "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". See further discussion regarding the potential impact of this accounting issue in the Company's Form 8-K.

ALLTEL CORPORATION

SUPPLEMENTAL OPERATING INFORMATION

(Dollars in thousands, except per customer amounts)

	THREE MONTHS ENDED				NINE MONTHS ENDED
			Increase				Increase
	September 30,	September 30,	(Decrease)		September 30,	September 30,	(Decrease)
	2003	2002	Amount	%	2003	2002	Amount	%
Wireless:
Controlled POPs	60,368,281	59,392,626	975,655	2
Customers	7,928,051	7,558,929	369,122	5
Penetration rate	13.1%	12.7%	.4%	3
Average customers	7,900,602	7,338,742	561,860	8	7,793,943	6,940,776	853,167	12
Gross customer additions:
Internal	699,675	601,227	98,448	16	2,012,481	1,728,950	283,531	16
Acquired, net of divested	6,129	761,723	(755,594)	(99)	147,462	761,723	(614,261)	(81)
Total	705,804	1,362,950	(657,146)	(48)	2,159,943	2,490,673	(330,730)	(13)
Net customer additions:
Internal	49,662	67,648	(17,986)	(27)	178,991	228,095	(49,104)	(22)
Acquired, net of divested	6,129	761,723	(755,594)	(99)	147,462	761,723	(614,261)	(81)
Prepaid customer unit adjustment	—	(113,853)	113,853	100	—	(113,853)	113,853	100
Total	55,791	715,518	(659,727)	(92)	326,453	875,965	(549,512)	(63)
Customer acquisition costs:
Product sales	$(48,135)	$(30,277)	$(17,858)	(59)	$(130,943)	$(82,283)	$(48,660)	(59)
Cost of products sold	79,926	63,275	16,651	26	219,777	204,667	15,110	7
Selling and marketing expense	181,797	153,139	28,658	19	523,172	422,707	100,465	24
Total	$213,588	$186,137	$27,451	15	$612,006	$545,091	$66,915	12
Average revenue per customer per month	$49.10	$47.84	$1.26	3	$47.59	$46.96	$.63	1
Cost to acquire a new customer (A)	$305	$310	$(5)	(2)	$304	$315	$(11)	(3)
Postpay churn	2.20%	2.18%	.02%	1	2.13%	2.23%	(.10)%	(4)
Total churn	2.75%	2.42%	.33%	14	2.62%	2.40%	.22%	9
Service revenue operating margin (B)	23.1%	24.4%	(1.3)%	(5)	23.0%	23.9%	(.9)%	(4)
Capital expenditures (C)	$191,709	$219,425	$(27,716)	(13)	$565,188	$587,572	$(22,384)	(4)

Wireline:
Customers	3,121,736	3,188,929	(67,193)	(2)
DSL customers	129,975	56,005	73,970	132
Capital expenditures (C)	$94,091	$109,342	$(15,251)	(14)	$270,271	$285,844	$(15,573)	(5)

Communications support services:
Long-distance customers	1,669,837	1,461,650	208,187	14
Capital expenditures (C)	$5,450	$11,447	$(5,997)	(52)	$15,261	$26,660	$(11,399)	(43)

Consolidated:
Equity free cash flow (D)	$263,622	$185,987	$77,635	42	$789,690	$573,177	$216,513	38
Capital expenditures (C)	$291,324	$341,140	$(49,816)	(15)	$851,129	$903,048	$(51,919)	(6)
Total assets	$16,451,661	$16,187,974	$263,687	2

(A)      Cost to acquire a new customer is calculated by dividing the sum of the GAAP reported product sales, cost of products sold and sales and marketing expenses (included within “Selling, general, administrative and other”), as reported in the Consolidated Statements of Income, by the number of internal gross customer additions in the period.  Customer acquisition costs exclude amounts related to the Company’s customer retention efforts.

(B)        Service revenue operating margin is calculated by dividing wireless segment income by wireless service revenue.

(C)        Includes capitalized software development costs.

(D)       Equity free cash flow is calculated as the sum of net income from current businesses plus depreciation and amortization less capital expenditures which includes capitalized software development costs as indicated in Note C.

ALLTEL CORPORATION

CONSOLIDATED BALANCE SHEETS UNDER GAAP

(Dollars in thousands)

	September 30,	December 31,
ASSETS	2003	2002

CURRENT ASSETS:
Cash and short-term investments	$566,902	$134,641
Accounts receivable (less allowance for doubtful accounts of $47,869 and $68,391, respectively)	940,194	1,018,282
Inventories	143,950	138,530
Prepaid expenses and other	52,109	38,819
Assets held for sale	—	538,223

Total current assets	1,703,155	1,868,495

Investments	628,688	325,797
Goodwill	4,854,263	4,769,718
Other intangibles	1,352,093	1,348,137

PROPERTY, PLANT AND EQUIPMENT:
Land	294,194	275,332
Buildings and improvements	1,136,119	1,074,277
Wireline	6,434,332	6,188,507
Wireless	5,205,852	4,798,304
Information processing	1,109,192	1,047,659
Other	556,830	571,042
Under construction	367,289	365,026

Total property, plant and equipment	15,103,808	14,320,147
Less accumulated depreciation	7,522,067	6,756,451

Net property, plant and equipment	7,581,741	7,563,696

Other assets	331,721	368,746

TOTAL ASSETS	$16,451,661	$16,244,589

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Current maturities of long-term debt	$274,426	$494,711
Accounts payable	426,094	413,724
Advance payments and customer deposits	205,309	214,296
Accrued taxes	267,923	72,255
Accrued dividends	109,668	109,564
Accrued interest	85,458	123,806
Other current liabilities	146,249	136,459
Liabilities related to assets held for sale	—	190,498

Total current liabilities	1,515,127	1,755,313

Long-term debt	5,619,487	6,145,381
Deferred income taxes (A)	1,305,307	1,115,463
Other liabilities (A)	1,211,229	1,230,328

SHAREHOLDERS’ EQUITY:
Preferred stock	368	391
Common stock	312,069	311,183
Additional paid-in capital	726,624	695,656
Unrealized holding gain (loss) on investments	19,244	(1)
Foreign currency translation adjustment	564	(6,868)
Retained earnings (A)	5,741,642	4,997,743

Total shareholders’ equity	6,800,511	5,998,104

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$16,451,661	$16,244,589

(A) The Company's GAAP reported results of operations for the three and nine months ended September 30, 2003 do not include the effects of the adoption of SFAS 150 "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". See further discussion regarding the potential impact of this accounting issue in the Company's Form 8-K.

ALLTEL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS UNDER GAAP

(Dollars in thousands)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	September 30, 2003	September 30, 2002	September 30, 2003	September 30, 2002
Net Cash Provided from Operations:
Net income (A)	$242,763	$237,763	$1,071,184	$667,737
Adjustments to reconcile net income to net cash provided from operations:
Income from discontinued operations	—	(19,947)	(360,999)	(62,972)
Cumulative effect of accounting change (A)	—	—	(15,591)	—
Depreciation and amortization	312,183	285,908	926,418	791,171
Provision for doubtful accounts	45,478	63,809	142,518	198,909
Non-cash portion of integration expenses and other charges	—	193	13,245	12,580
Loss (gain) on disposal of assets, write-down of investments and other	—	4,792	5,964	18,531
Increase in deferred income taxes	26,959	70,619	141,485	134,013
Other, net	8,452	4,773	20,303	10,962
Changes in operating assets and liabilities, net of the effects of acquisitions and dispositions:
Accounts receivable	(42,507)	(51,803)	(89,558)	(182,556)
Inventories	(7,994)	16,289	(4,676)	57,636
Accounts payable	6,028	52,587	(31,889)	48,854
Other current liabilities	51,976	(17,350)	42,885	81,787
Other, net	(2,849)	(14,850)	(10,709)	(38,611)
Net cash provided from operations	640,489	632,783	1,850,580	1,738,041

Cash Flows from Investing Activities:
Additions to property, plant and equipment	(275,100)	(329,011)	(806,495)	(853,606)
Additions to capitalized software development costs	(16,224)	(12,129)	(44,634)	(49,442)
Additions to investments	(222)	(1,566)	(10,827)	(6,043)
Purchases of property, net of cash acquired	(28,476)	(3,317,424)	(160,560)	(3,337,148)
Proceeds from the lease of cell site towers	—	—	—	7,500
Proceeds from the return on investments	16,718	11,768	34,302	31,477
Other, net	9,012	(1,625)	15,973	(7,696)
Net cash used in investing activities	(294,292)	(3,649,987)	(972,241)	(4,214,958)

Cash Flows from Financing Activities:
Dividends on preferred and common stock	(109,072)	(105,780)	(327,177)	(317,168)
Reductions in long-term debt	(3,799)	(12,101)	(744,283)	(34,953)
Distributions to minority investors	(16,211)	(16,053)	(44,466)	(41,810)
Long-term debt issued, net of issuance costs	—	248,841	—	2,829,601
Common stock issued	7,915	477	30,926	12,349
Net cash provided from (used in) financing activities	(121,167)	115,384	(1,085,000)	2,448,019

Net cash provided from (used in) discontinued operations	(154,513)	34,539	638,167	37,995

Effect of exchange rate changes on cash and short-term investments	(28)	(35)	755	2,616

Increase (decrease) in cash and short-term investments	70,489	(2,867,316)	432,261	11,713

Cash and Short-term Investments:
Beginning of the period	496,413	2,942,186	134,641	63,157
End of the period	$566,902	$74,870	$566,902	$74,870

(A) The Company's GAAP reported results of operations for the three and nine months ended September 30, 2003 do not include the effects of the adoption of SFAS 150 "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". See further discussion regarding the potential impact of this accounting issue in the Company's Form 8-K.

ALLTEL CORPORATION

RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

(Dollars in thousands)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	September 30, 2003	September 30, 2002	September 30, 2003	September 30, 2002

Net cash provided from operations	$640,489	$632,783	$1,850,580	$1,738,041
Adjustments to reconcile to net income under GAAP:
Income from discontinued operations	—	19,947	360,999	62,972
Cumulative effect of accounting change (A)	—	—	15,591	—
Depreciation and amortization expense	(312,183)	(285,908)	(926,418)	(791,171)
Provision for doubtful accounts	(45,478)	(63,809)	(142,518)	(198,909)
Non-cash portion of integration expenses and other charges	—	(193)	(13,245)	(12,580)
Gain (loss) on disposal of assets, write-down of
investments and other	—	(4,792)	(5,964)	(18,531)
Increase in deferred income taxes	(26,959)	(70,619)	(141,485)	(134,013)
Other non-cash changes, net	(8,452)	(4,773)	(20,303)	(10,962)
Changes in operating assets and liabilities, net of the effects of acquisitions and dispositions	(4,654)	15,127	93,947	32,890
Net income under GAAP (A)	242,763	237,763	1,071,184	667,737
Adjustments to reconcile to net income from current businesses:
Write-down of receivables due to interexchangecarrier’s bankruptcy filing, net of tax	—	—	—	8,694
Integration expenses and other charges, net of tax	—	12,395	9,449	43,893
Net financing costs related to prefunding the Company’s wireless and wireline acquisitions, net of tax	—	8,081	—	16,337
Gain (loss) on disposal of assets, write-down of investments and other, net of tax	—	2,927	10,358	11,365
Cumulative effect of accounting change (A)	—	—	(15,591)	—
Income from discontinued operations	—	(19,947)	(360,999)	(62,972)
Net income from current businesses	242,763	241,219	714,401	685,054
Adjustments to reconcile to equity free cash flow from current businesses:
Depreciation and amortization expense	312,183	285,908	926,418	791,171
Capital expenditures	(291,324)	(341,140)	(851,129)	(903,048)
Equity free cash flow from current businesses	$263,622	$185,987	$789,690	$573,177

(A) The Company's GAAP reported results of operations for the three and nine months ended September 30, 2003 do not include the effects of the adoption of SFAS 150 "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". See further discussion regarding the potential impact of this accounting issue in the Company's Form 8-K.